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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  March 1, 2002
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                                 Date of Report

                            NORTHWESTERN CORPORATION
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             (Exact name of Registrant as specified in its charter)

                                   DELAWARE
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                 (State or other jurisdiction of incorporation)

             0-692                                     46-0172280
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     (Commission File No.)                (IRS Employer Identification Number)

                      125 South Dakota Avenue, Suite 1100
                        Sioux Falls, South Dakota  57104
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                    (Address of Principal Executive Offices)

                                  (605) 978-2908
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              (Registrant's Telephone Number, Including Area Code)

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Item 5.   OTHER EVENTS

     On March 1, 2002, NorthWestern Corporation (the "Company") announced its intent to offer $700,000,000 estimated aggregate principal amount of its Senior Notes (the "Notes"), in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended.

     The purpose of this Current Report on Form 8-K is to file as an exhibit a copy of the Company's press release, dated March 1, 2002, announcing such event. The descriptions herein of such press release are qualified in their entirety by reference to the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference.






















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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

(c)  Exhibits

Exhibit
Number                            Description
-------                           -----------

99.1*      Press Release of NorthWestern Corporation, dated
           March 1, 2002



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* Filed herewith


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  March 1, 2002

                                       NORTHWESTERN CORPORATION


                                       By: /s/ Kipp D. Orme
                                          ------------------------------------
                                          Kipp D. Orme
                                          Vice President - Finance and Chief
                                          Financial Officer


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                                 EXHIBIT INDEX

Exhibit
Number                            Description
-------                           -----------

99.1       Press Release of NorthWestern Corporation, dated
           March 1, 2002






















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